Exhibit 10.1

AMENDMENT NO. 8

TO

LOAN AGREEMENT

AMENDMENT NO. 8 (“Amendment No. 8”) dated as of May 13, 2003 (the “Amendment Date”) to the Loan Agreement dated as of December 30, 1998, as amended (the “Loan Agreement”), among HORIZON VESSELS, INC., a Delaware corporation, HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation (together, the “Borrowers”), HORIZON OFFSHORE, INC., a Delaware corporation (the “Parent Guarantor”), THE CIT GROUP/EQUIPMENT FINANCING, INC., a Delaware corporation (“CIT”), HELLER FINANCIAL LEASING, INC., a Delaware corporation, U.S. BANCORP LEASING & FINANCIAL, an Oregon corporation, SAFECO CREDIT COMPANY, INC., a Washington corporation, TRANSAMERICA EQUIPMENT FINANCIAL SERVICE CORPORATION, a Delaware corporation, PHOENIXCOR, INC., a Delaware corporation, and DEUTSCHE FINANCIAL SERVICES CORPORATION, a Nevada corporation (collectively, the “Lenders”) and CIT as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

     WHEREAS, pursuant to the Loan Agreement, the Lenders made available to the Borrowers a loan facility of up to USD 91,397,845, as repaid and prepaid; and

     WHEREAS, the parties wish to amend the Loan Agreement to amend certain covenants thereof.

     NOW THEREFORE, in consideration of the receipt of a fee of USD 65,917 and of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.	Section 3.3 (o) of the Loan Agreement is hereby amended for the calendar year 2003 so that the Fixed Charge Coverage Ratio shall be:

	(a)	1.41 to 1 at March 31, 2003;

	(b)	1.10 to 1 at June 30, 2003;

	(c)	1.02 to 1 at September 30, 2003; and

	(d)	1.33 to 1 at December 30, 2003 on a rolling four-quarter basis.

2.	Beginning January 1, 2004, Section 3.3(o) Fixed Charge Coverage Ratio will be as originally written.

3.	THIS AMENDMENT NO. 8 TO LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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